EMPLOYMENT AGREEMENT


      This Employment Agreement is made this 1st day of
January,  1996,  by  and between  OCCIDENTAL  PETROLEUM
CORPORATION,   a   Delaware  corporation   (hereinafter
referred  to  as  "EMPLOYER"),  and  DAVID  R.   MARTIN
(hereinafter referred to as "EMPLOYEE").

                      WITNESSETH:

      WHEREAS, Employee has been rendering services to Employer pursuant to an Agreement dated May 1, 1993;
and

      WHEREAS, the parties now desire to provide for a continuation of Employee's employment by Employer, and to specify the rights and obligations of the parties during such continued employment;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, Employer and Employee hereby agree to continue such employment upon the following terms and conditions:

      1.  Duties.  Employee shall perform the duties of
President and Chief Executive Officer of Occidental Oil
and  Gas  Corporation, or shall  serve  in  such  other
capacity and with such other duties for Employer or any
of  the  subsidiaries of Employer  or  any  corporation
affiliated  with  Employer  (any  such  subsidiary   or
affiliated corporation thereafter to be deemed Employer
under   this   Agreement),  and  in  such  geographical
locations as Employer shall hereafter from time to time prescribe.

      2. Term of Employment. The term of employment shall be for a period of five (5) years, commencing on January 1, 1996, unless terminated prior thereto in accordance with the provisions of Paragraph 6 of this Agreement.

      3.    Compensation.   For  the  services  to   be
performed hereunder, Employee shall be compensated by Employer at the rate of not less than Five Hundred
Sixty-five Thousand Dollars ($565,000) per year payable semi-monthly.

      4.    Participation in Benefit Programs.   During
the  term of this Agreement, Employee shall be entitled
to   participate  in  all  employee  benefit   programs
generally applicable to employees of Employer adopted by Employer from time to time, as well as in Employer's
Incentive  Compensation Plan and Employer's 1977  Long-
Term Incentive Stock Purchase Plan.

      5.   Exclusivity of Services.  Employee agrees to
devote  his  full-time exclusive services  (except  for
personal  investments,  which  shall  be  nominal)   to
Employer, and he agrees to make no new oil or gas personal investments during the term of this Agreement without the prior written consent of Employer.

      6.   Early Termination.

           (a)   Cause.   Employer may  terminate  this
Agreement for cause at any time, by written notice to Employee, if Employee shall:

               (1)  willfully breach this Agreement;
               (2)  refuse  to  carry  out  any  lawful
                    order of Employer; or
               (3)  act  in  a disloyal manner inimical
                    to Employer.

           (b)  Incapacity.  If during the term of this
Agreement Employee is materially incapacitated from

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

fully  performing his duties pursuant to this Agreement
by  reason  of illness, disability or other incapacity,
or   by   reason   of  any  statute,  law,   ordinance,
regulation,  order,  judgment or decree,  Employer  may
terminate this Agreement by written notice to Employee,
but  only  in  the  event  that such  conditions  shall
aggregate  not less than one hundred eighty (180)  days
during any one contract year of the term of employment.
In   the  event  Employee  shall  (i)  continue  to  be
incapacitated subsequent to termination for  incapacity
pursuant  to  this  paragraph  6(b),  and  (ii)  be   a
participant  in  and shall qualify for  benefits  under
Employer's Long-Term Disability Plan ("LTD"), then, and
in  such  event, Employer will continue  to  compensate
Employee,  for so long as Employee remains eligible  to
receive  LTD  benefits,  in  an  amount  equal  to  the
difference    between   60%   of   Employee's    annual
compensation as set forth in paragraph 3 hereof and $120,000, which is the maximum annual benefit under the LTD, payable monthly on a prorated basis.

            (c)   Without  Cause.   Either  party   may
terminate  this  Agreement  without  cause  by  written
notice to the other at any time; such termination to be
effective upon the expiration of a period of two  years
(the  "Notice  Period") from the date of  such  notice.
Employer  may  also  terminate this  Agreement  without
cause  at any time (including a time during the  Notice
Period),   by   written  notice   to   Employee,   such
termination to be effective immediately or on such later date as may be specified in said notice; provided however, that, in such event, Employer shall (in lieu of two years' notice and continued employment) pay
Employee at his then current basic salary rate, on a

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

semi-monthly basis, for a period after such termination equivalent to the shorter of:

               (1)  two years;
               (2)  the  remainder of the Notice Period
                    (in the event of termination during
                    the Notice Period); or
               (3)  the    remaining   term   of   this
                    Agreement.

          Provided   further,   however,   that   while
Employee is being compensated in accordance with the provisions of this Agreement, Employee shall not accept employment with, or act as a consultant for, or perform services for any person, firm or corporation directly or indirectly engaged in any business competitive with Employer without the prior written consent of Employer.

     In the event Employer compensates Employee in lieu of such two years' notice and continued employment, all remuneration or wages earned during such period by Employee, either as an employee, independent contractor or consultant to any person, firm or corporation other than Employer, shall be a setoff to Employer's duty of compensation to Employee.

     If  the  compensation period shall expire prior to
December  31,  2000,  then  Employee's employment shall
continue   (as   a  consultant   to  Employer)  for  an
additional period until December 31, 2000, during which
additional period Employee will receive a salary at the
annual  rate  of $20,000 payable semi-monthly.   During
both the  Compensation Period and the additional period
referred  to  herein   (i)  any  award(s)  to  Employee
pursuant  to  Employer's  Executive Long-Term Incentive
Stock Purchase Plan shall continue to vest in the same manner and in the same amounts as such award(s) would

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

have vested if Employee had continued as a full-time employee.

      7.   Place of Employment.  The parties presently
contemplate   that  Employee's   principal   place  of
employment, during the term of this Agreement, will be located in Bakersfield, California. However, Employer at any time may request Employee to relocate his place of employment and residence to the Los Angeles area, or to some other location in the continental United
States. If Employer should request such relocation, the move shall be made on mutually acceptable terms;
and, in such event, Employee shall be given the full benefits of Employer's executive relocation policy, including protection against loss in connection with the sale of Employee's residence in Bakersfield.

     If Employer  should  request  such relocation and
Employee   elects   not   to   relocate,  Employee may
terminate  his  employment under this  Agreement  upon
reasonable written  notice   thereof,  effective  upon
the date specified in said notice; and, in such event,
Employer shall compensate Employee, at  the  rate  and
in the manner provided in  paragraph  3  above,  for a
period   after  such  termination  equivalent  to  the
shorter of:
               (1)  two years; or
               (2)  the remaining term of this
                    Agreement.

      8.   Confidential Information.   Employee agrees
that he will not divulge to any person, nor use to the detriment of Employer or any of its affiliates or subsidiaries, nor use in any business or process of manufacture competitive with or similar to any bus-iness or process of manufacture of Employer or any of its affiliates or subsidiaries, at any time during em-ployment by Employer or thereafter, any trade secrets

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

or confidential information obtained during the course
of   his   employment  with  Employer,  without  first
obtaining the written permission of Employer.

     Employee agrees that, at the time of leaving the employ of Employer, he will deliver to Employer and not keep or deliver to anyone else any and all notes, notebooks, memoranda, documents and, in general, any and all material relating to Employer's business.

      9. Modification. This Agreement contains all the terms and conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or bind either of the parties hereto. This Agreement cannot be modified except by a writing signed by both parties. This Agreement super-sedes and replaces any and all prior employment agree-ments between the parties, all of which are hereby terminated.

     10. Assignment. This Agreement shall be binding upon Employee, his heirs, executors and assigns and upon Employer, its successors and assigns.

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

     IN   WITNESS   WHEREOF,  the parties hereto have
executed this Agreement the day and year first above written.

                     OCCIDENTAL PETROLEUM CORPORATION


                  By  R. R. Irani
                      -------------------------------
                      Dr. Ray R. Irani

                  Title: Chairman and Chief Executive
                         Officer

                  Employee:  D. R. Martin
                           --------------------------
                             David R. Martin



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